Exhibit 99.1

Fourth Quarter 2004

Earnings Release and

Supplemental Financials

January 25, 2005

FOR IMMEDIATE RELEASE

CONTACT:	Kevin T. Thompson
Executive Vice President
Chief Financial Officer
(419) 254-6068

Sky Financial Group Reports Fourth Quarter and Year-End Results

January 25, 2005 - Bowling Green, Ohio - Sky Financial Group, Inc. (NASDAQ: SKYF) today reported fourth quarter net income of $49.3 million, or $0.46 per diluted share, compared to $41.5 million, or $0.45 per diluted share for the fourth quarter of 2003. Annualized return on assets and return on equity for the fourth quarter were 1.33% and 13.55%, respectively, compared with 1.28% and 16.82%, respectively, for the same period in 2003.

For the full year 2004, net income was $194.4 million, or $1.93 per diluted share, up 24.1% and 11.6%, respectively, from $156.6 million, or $1.73 per diluted share, for the prior year. Return on average assets and return on average equity were 1.43% and 15.75%, respectively, for 2004, versus 1.29% and 17.23%, respectively, for the prior year.

“Our solid performance for 2004 reflects another successful year for Sky,” stated Marty E. Adams, president, chairman and chief executive officer. “Our focus on our strategic priorities produced strong results and strengthened our growing franchise. Organic growth in our targeted loan and deposit portfolios was solid throughout the year. Sky’s fee-based businesses made excellent progress, while our expenses for both operations and credit losses remained well managed.”

“We look forward to meeting the challenges of 2005, including the merger of Belmont Bancorp. into our Ohio Valley Region in the second quarter of this year,” continued Mr. Adams.

Core operating earnings, which reflect net income adjusted to exclude merger-related expenses and discontinued operations that are not representative of ongoing operations, were $49.1 million for the fourth quarter, up 21.9% versus $40.3 million for the fourth quarter of 2003. Core operating earnings per diluted share for the fourth quarter were $0.46, up 7.0% from $0.43 for the fourth quarter of 2003. For the fourth quarter, on a core operating earnings basis, annualized return on assets and return on equity were 1.33% and 13.50%, respectively, compared with 1.34% and 16.34%, respectively, for the same period in 2003.

1

The current quarter’s results included merger-related expenses for the acquisition of Prospect Bancshares of $0.2 million after tax and income from discontinued operations of $0.4 million after tax. The fourth quarter last year included $0.7 million, or $0.01 per diluted share, of merger-related expenses after tax for the acquisition of GLB Bancorp.

Core operating earnings for the year 2004 were $178.2 million, or $1.77 per diluted share, up 14.5% and 2.9%, respectively, from $155.7 million, or $1.72 per diluted share, for the prior year. Sky’s core operating earnings excluded after-tax merger-related expenses of $3 million, or $0.03 per diluted share, for both 2004 and 2003. On a core operating basis, return on average assets and return on average equity were 1.33% and 14.44%, respectively, for 2004, versus 1.36% and 17.13%, respectively, for the prior year.

Cash operating earnings, which reflect core operating earnings further adjusted to exclude the effects of amortization of intangibles, were $51.5 million, or $0.48 per diluted share in the fourth quarter, up 23.9% and 6.7%, respectively, from the fourth quarter of 2003. On a cash operating basis, the annualized return on average tangible equity was 21.64% for the fourth quarter compared with 21.44% in the same period in 2003.

Cash operating earnings for the year 2004 were $185.3 million, or $1.84 per diluted share, up 15.7% and 4.0%, respectively, from the prior year. On a cash operating basis, return on average tangible equity was 21.27% for 2004 versus 21.98% for the prior year.

Fourth Quarter Results

Net interest income for the fourth quarter was $124.3 million, up 20.6% from $103.0 million in the fourth quarter of 2003. The net interest margin for the fourth quarter was 3.68%, down 1 basis point from last quarter and 2 basis points from the fourth quarter of 2003. The stable net interest margin performance reflects the benefits from rising short-term interest rates largely offset by the flattening of the yield curve and the effects of increasingly competitive markets.

Average earning assets increased 21.7% over the fourth quarter of 2003 from a combination of organic growth and acquisitions. Average loans for the quarter increased 21.7% from 2003’s volume during the same quarter, with organic growth, excluding indirect lending and sold loans, contributing 8.3% in addition to the acquisitions. Average deposits grew 19.2% from the fourth quarter of 2003, which included organic growth of 2.0% in addition to the acquisitions. Non-interest bearing deposits, Sky’s highest growth priority, were up 29.5% for the fourth quarter compared to the fourth quarter of 2003. This included organic growth of 14.5%.

2

Non-interest revenues were $57.7 million for the fourth quarter, up 37.1% from $42.0 million in the fourth quarter of 2003. Excluding mortgage banking and net securities transactions, non-interest revenues were up 26.7% in total and 11.0% excluding acquisitions with strong results compared to the same quarter in 2003. Trust services income was up 32.4%, service charges on deposits were up 31.6% and brokerage and insurance commissions were up 18.9%. Compared to the prior year quarter, mortgage originations increased and mortgage banking revenues were up 8.5%. Securities transactions this past quarter were derived primarily from the sale of bank equity holdings and included net gains of $8.3 million versus $2.3 million in the fourth quarter of 2003.

Non-interest expenses for the fourth quarter were $97.8 million, which included $0.4 million of merger and integration expenses. Excluding merger and integration expenses, non-interest expenses were $97.5 million compared to $75.6 million in the fourth quarter of 2003. Expenses have increased over 2003’s fourth quarter mainly due to the acquisitions of Second Bancorp, Prospect Bancshares and two insurance agencies in 2004 and higher expenses related to variable compensation and benefits plans. The efficiency ratio, on a cash operating basis, excluding the merger, integration and restructuring expenses and amortization of intangible assets, was 51.37% for the quarter, compared to 50.53% for the same quarter in 2003.

Credit Quality

The provision for credit losses for the fourth quarter was $11.6 million increasing from $10.0 million in the same quarter in 2003. The higher provision compared to the fourth quarter of 2003 was due to growth in the loan portfolio and net charge-offs. Net credit losses to average loans for the quarter were 0.38%, down from 0.43% for the fourth quarter of 2003. At December 31, 2004, non-performing loans to total loans was 1.35% versus 0.96% a year ago and the allowance for credit losses to non-performing loans was 105% versus 151% in 2003. Non-performing loans at year-end were increased versus the prior year as a result of the Second Bancorp merger and continue to reflect the non-accrual status of loans with payments guaranteed by surety bonds or insurance policies issued by three insurance companies, which remain in litigation.

Continued Expansion

On December 22, 2004, Sky announced a definitive agreement to acquire Belmont Bancorp., and its wholly-owned subsidiary, Belmont National Bank. Belmont National Bank, a $297 million commercial bank, operates twelve full-service branches located in Belmont, Harrison and Tuscarawas counties in Ohio and Ohio County in West Virginia. The merger is expected to close in the second quarter of 2005, and upon completion, the combined companies will have approximately $15.2 billion in total assets, and $10.6 billion in total deposits.

3

Outlook For 2005

Commenting on 2005, Kevin Thompson, chief financial officer, stated, “We are pleased with the progress accomplished this past year and expect solid performance again in 2005. Including our pending acquisition of Belmont Bancorp., we currently project 2005 diluted earnings per share on a core operating basis, excluding merger related expenses, of $1.85 to $1.91, and on a net income, or GAAP basis, of $1.84 to $1.90 per diluted share.” This projection excludes the impact of implementing FAS 123 for stock option expense accounting, but includes the effect of completing the repurchase of two million shares as authorized by the Sky Board of Directors.

Conference Call

Today, January 25, 2005, at 10 a.m., Mr. Adams and Mr. Thompson will host a conference call to provide an overview of fourth quarter performance and business outlook. Participants are encouraged to call in beginning at 9:45 a.m. by dialing (800) 475-3716 (confirmation code: 491281). R.S.V.P. is not required. The webcast can be accessed via the Investor Relations/Webcasts section (http://investor.skyfi.com/medialist.cfm) of the Sky website. A replay of the call will be available from 2 p.m., January 25 until midnight, January 30, by calling (888) 203-1112 (confirmation code: 491281). The event will be archived on the Sky website indefinitely. For supplemental financial tables, please refer to the Investor Relations/Press Releases (http://investor.skyfi.com/releases.cfm) section on our website.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this press release contains certain non-GAAP financial measures. Sky believes that providing certain non-GAAP financial measures provides investors with information useful in understanding Sky’s financial performance, its performance trends and financial position. Specifically, Sky provides measures based on “core operating earnings,” which exclude merger-related expenses and discontinued operations that are not reflective of on-going operations or not expected to recur. In addition, Sky provides measures based on “cash operating earnings,” which further adjusts core operating earnings to exclude the effect of amortization of intangibles. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results. A reconciliation of these non-GAAP measures to the most comparable GAAP equivalent is included in the financial tables.

Forward-looking Statement

The information in this press release contains forward-looking statements including certain projections, plans and forecasts of expected future performance that are not historical facts and are subject to a number of risks and uncertainties. Actual results and performance could differ materially from those contemplated or implied by these forward-looking statements. For a summary of important factors that could affect Sky’s forward-looking statements, please refer to Sky’s filings with the Securities and Exchange Commission (SEC) and available at the SEC’s Internet site (http://www.sec.gov). Sky undertakes no obligation to update or revise these statements following the date of this release. Sky specifically disclaims any obligation to update its earnings per share outlook for 2005 and all subsequent periods.

4

About Sky Financial Group, Inc.

Sky Financial Group is a $14.9 billion diversified financial holding company with its headquarters located in Bowling Green, Ohio. Sky’s asset size places it among the 50 largest publicly-held bank holding companies in the nation. Sky operates over 280 financial centers and over 300 ATMs serving communities in Ohio, Pennsylvania, Michigan, Indiana and West Virginia. Sky’s financial service affiliates include: Sky Bank, commercial and retail banking; Sky Trust, an asset management organization; and Sky Insurance, retail and commercial insurance agency services. Sky is located on the web at www.skyfi.com.

-end-

5

Summary Financials - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

STATEMENTS OF INCOME (Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended December 31,		Percent Change	Twelve months ended December 31,		Percent Change
	2004	2003		2004	2003
Interest income	$186,124	$150,407	23.7%	$661,943	$594,063	11.4%
Interest expense	61,819	47,358	30.5	210,632	202,820	3.9

Net interest income	124,305	103,049	20.6	451,311	391,243	15.4

Provision for credit losses	11,615	9,975	16.4	37,660	34,125	10.4

Net interest income after provision for credit losses	112,690	93,074	21.1	413,651	357,118	15.8

Non-interest income
Trust services income	4,996	3,773	32.4	18,281	14,348	27.4
Service charges and fees on deposit accounts	13,395	10,182	31.6	47,964	38,207	25.5
Mortgage banking income	5,675	5,231	8.5	24,844	47,832	(48.1)
Brokerage and insurance commissions	13,358	11,233	18.9	55,820	42,686	30.8
Net securities gains (losses)	8,310	2,345	254.4	14,569	871	1,572.7
Other income	11,918	9,285	28.4	41,939	34,954	20.0

Total non-interest income	57,652	42,049	37.1	203,417	178,898	13.7

Non-interest expenses
Salaries and employee benefits	53,190	39,726	33.9	193,611	165,363	17.1
Occupancy and equipment expense	16,824	13,312	26.4	59,096	50,025	18.1
Merger, integration and restructuring expense	365	1,091	(66.5)	4,542	4,577	(0.8)
Other operating expenses	27,452	22,513	21.9	99,275	87,221	13.8

Total non-interest expense	97,831	76,642	27.6	356,524	307,186	16.1

Income from continuing operations before income taxes	72,511	58,481	24.0	260,544	228,830	13.9
Income taxes from continuing operations	23,612	18,896	25.0	85,344	76,150	12.1

Income from continuing operations	48,899	39,585	23.5	175,200	152,680	14.7
Income from discontinued operations, net of tax	430	1,881	(77.1)	19,155	3,937	386.5

Net income	$49,329	$41,466	19.0	$194,355	$156,617	24.1

SHARE DATA:

Earnings per share from continuing operations
Basic	$0.46	$0.43	7.0	$1.76	$1.70	3.5
Diluted	0.46	0.43	7.0	1.74	1.69	3.0

Earnings per share from discontinued operations
Basic	0.00	0.02	(100.0)	0.19	0.05	322.2
Diluted	0.00	0.02	(100.0)	0.19	0.04	375.0

Earnings per share
Basic	0.47	0.45	4.4	1.95	1.75	11.4
Diluted	0.46	0.45	2.2	1.93	1.73	11.6

Core operating earnings per share*
Basic	0.46	0.44	4.5	1.79	1.74	2.9
Diluted	0.46	0.43	7.0	1.77	1.72	2.9

Cash operating earnings per share*
Basic	0.49	0.45	8.9	1.86	1.79	3.9
Diluted	0.48	0.45	6.7	1.84	1.77	4.0

Cash dividend declared per common share	0.22	0.21	—	0.85	0.81	—
Average shares outstanding
Basic	105,922,384	92,019,439	—	99,460,902	89,629,976	—
Diluted	107,163,227	93,122,009	—	100,567,924	90,404,241	—

6

Summary Financials - Fourth Quarter 2004

PERFORMANCE RATIOS:

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
ACTUAL
Return on average equity	13.55%	16.82%	15.75%	17.23%
Return on average assets	1.33	1.28	1.43	1.29

CONTINUING OPERATIONS
Return on average equity	13.43%	16.05%	14.20%	16.80%
Return on average assets	1.32	1.31	1.31	1.34
Efficiency ratio	53.53	52.59	54.17	53.59
Net interest margin (FTE)	3.68	3.70	3.69	3.70

CORE OPERATING *
Core operating earnings	$49,136	$40,294	$178,152	$155,655
Return on average equity	13.50%	16.34%	14.44%	17.13%
Return on average assets	1.33	1.34	1.33	1.36
Efficiency ratio	53.33	51.84	53.48	52.79

CASH OPERATING*
Return on average tangible equity	21.64%	21.44%	21.27%	21.98%
Return on average tangible assets	1.44	1.40	1.43	1.42
Efficiency ratio	51.37	50.53	51.82	51.58

ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	December 31,		Percent Change
	2004	2003
Cash and due from banks	$232,407	$251,364	(7.5)%
Interest-earning deposits with banks	32,919	22,808	44.3
Loans held for sale	9,433	28,062	(66.4)
Securities available for sale	3,091,813	2,511,369	23.1
Total loans	10,616,118	8,644,645	22.8
Allowance for credit losses	(151,389)	(124,943)	21.2

Net loans	10,464,729	8,519,702	22.8
Premises and equipment	155,466	153,285	1.4
Goodwill and other intangibles	546,932	237,014	130.8
Assets of discontinued operations	—	874,765	(100.0)
Other assets	410,724	348,609	17.8

Total Assets	$14,944,423	$12,946,978	15.4

Total interest-earning assets	$13,750,283	$11,206,884	22.7

Non-interest-bearing deposits	$1,592,510	$1,233,272	29.1
Interest-bearing deposits	8,759,081	7,282,261	20.3

Total deposits	10,351,591	8,515,533	21.6
Repos and federal funds purchased	1,041,361	994,896	4.7
Debt and FHLB advances	1,924,840	1,476,564	30.4
Liabilities of discontinued operations	—	822,498	(100.0)
Other liabilities	155,676	138,911	12.1
Shareholders’ equity	1,470,955	998,576	47.3

Total Liabilities and Shareholders’ Equity	$14,944,423	$12,946,978	15.4

7

Summary Financials - Fourth Quarter 2004

AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	Three months ended December 31,		Percent Change	Twelve months ended December 31,		Percent Change
	2004	2003		2004	2003
Cash and due from banks	$244,726	$202,720	20.7%	$228,431	$191,458	19.3
Interest-earning deposits with banks	36,498	39,238	(7.0)	37,187	33,534	10.9
Federal funds sold	2,186	8,497	(74.3)	2,573	3,200	(19.6)
Loans held for sale	27,601	28,980	(4.8)	30,323	71,552	(57.6)
Securities available for sale	3,075,580	2,508,711	22.6	2,795,189	2,440,986	14.5
Total loans	10,400,806	8,546,675	21.7	9,462,682	8,103,732	16.8
Allowance for credit losses	(149,288)	(123,629)	20.8	(136,526)	(118,177)	15.5

Net loans	10,251,518	8,423,046	21.7	9,326,156	7,985,555	16.8
Premises and equipment	154,329	153,866	0.3	153,486	146,322	4.9
Goodwill and other intangibles	527,525	228,836	130.5	384,681	197,745	94.5
Assets of discontinued operations	—	837,579	(100.0)	215,013	737,476	(70.8)
Other assets	431,688	376,770	14.6	402,530	358,919	12.2

Total Assets	$14,751,651	$12,808,243	15.2	$13,575,569	$12,166,747	11.6

Total interest-earning assets	$13,542,671	$11,132,101	21.7	$12,327,954	$10,653,004	15.7

Non-interest-bearing deposits	$1,573,004	$1,214,826	29.5	$1,402,627	$1,107,941	26.6
Interest-bearing deposits	8,724,960	7,427,640	17.5	8,102,221	7,292,802	11.1

Total deposits	10,297,964	8,642,466	19.2	9,504,848	8,400,743	13.1
Repos and federal funds purchased	944,788	917,789	2.9	897,438	849,464	5.6
Debt and FHLB advances	1,927,205	1,359,818	41.7	1,601,932	1,191,430	34.5
Liabilities of discontinued operations	—	787,410	(100.0)	201,842	694,010	(70.9)
Other liabilities	133,619	122,436	9.1	135,442	122,306	10.7
Shareholders’ equity	1,448,075	978,324	48.0	1,234,067	908,794	35.8

Total Liabilities and Shareholders’ Equity	$14,751,651	$12,808,243	15.2	$13,575,569	$12,166,747	11.6

ASSET QUALITY DATA:

	December 31,
	2004	2003
Non-accrual loans	$143,207	$81,979
Restructured loans	541	599

Total non-performing loans	143,748	82,578
Investment securities	11,705
Other real estate owned	10,055	10,441

Total non-performing assets	$165,508	$93,019

Loans 90 days or more past due & still accruing	$16,243	$13,841
Allowance for credit losses	151,389	124,943

ASSET QUALITY RATIOS:

Non-accrual loans to total loans	1.35%	0.95%
Non-performing loans to total loans	1.35	0.96
Non-performing assets to total assets	1.11	0.72
Loans 90 days or more past due and still accruing to total loans	0.15	0.16
Allowance for credit losses to non-performing loans	105.32	151.30
Allowance for credit losses to non-performing assets	91.47	134.32
Allowance for credit losses to total loans	1.43	1.45

NET CHARGE-OFFS

	Three months ended December 31,
	2004	2003
Net charge-offs	$9,864	$9,330
Net charge-offs to average loans	0.38	0.43

	Twelve months ended December 31,
	2004	2003
Net charge-offs	$34,937	$32,916
Net charge-offs to average loans	0.37	0.40

8

Summary Financials - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur. Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for the three and twelve months ended December 31, 2004 and 2003:

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Income from continuing operations	$48,899	$39,585	$175,200	$152,680

Merger, integration and restructuring expense	365	1,091	4,542	4,577
Tax effect	(128)	(382)	(1,590)	(1,602)

After-tax non-operating items	237	709	2,952	2,975

Core operating earnings	$49,136	$40,294	$178,152	$155,655

Merger, integration and restructuring expense in 2004 reflect charges associated with the acquisition of Prospect Bancshares, Inc., Second Bancorp, Inc. and the sale of Sky Financial Solutions, Inc. in the fourth, third and first quarters, respectively.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Cash operating earnings

The following table reconciles core operating earnings to cash operating earnings for the three and twelve months ended December 31, 2004 and 2003:

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Core operating earnings	$49,136	$40,294	$178,152	$155,655

Amortization of core deposits and other intangible assets	3,577	1,903	10,979	6,896
Tax effect	(1,252)	(666)	(3,843)	(2,414)

After-tax non-operating items	2,325	1,237	7,136	4,482

Cash operating earnings	$51,461	$41,531	$185,289	$160,137

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

9

Summary Financials - Fourth Quarter 2004

The following table reconciles average GAAP equity to average tangible equity for the twelve months ended December 31, 2004 and 2003, as well as for each of the period ends presented in the tables.

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Average GAAP equity	$1,448,075	$978,324	$1,234,067	$908,794

Goodwill	454,488	174,660	322,487	147,370
Core deposits and other intangibles	73,037	54,176	62,194	50,375
Deferred taxes	(25,563)	(18,962)	(21,768)	(17,631)

	501,962	209,874	362,913	180,114

Average tangible equity	$946,113	$768,450	$871,154	$728,680

The following table reconciles average GAAP assets to average tangible assets for the three and twelve months ended December 31, 2004 and 2003:

	Three months ended December 31,		Twelve months ended December 31,
	2004	2003	2004	2003
Average GAAP assets (excluding discontinued operations)	$14,751,651	$11,970,664	$13,360,556	$11,429,271

Goodwill	454,488	174,660	322,487	147,370
Core deposits and other intangibles	73,037	54,176	62,194	50,375
Deferred taxes	(25,563)	(18,962)	(21,768)	(17,631)

	501,962	209,874	362,913	180,114

Average tangible assets	$14,249,689	$11,760,790	$12,997,643	$11,249,157

The following table reconciles GAAP earnings per share to operating earnings per share, core operating earnings per share and cash operating earnings per share:

	Three months ended December 31,		Twelve months ended December 31,
Basic EPS	2004	2003	2004	2003
Net income	$0.47	$0.45	$1.95	$1.75
After-tax earnings from discontinued operations	$(0.00)	(0.02)	(0.19)	(0.04)
After-tax merger, integration and restructuring	$0.00	0.00	0.03	0.03

Core operating earnings	$0.46	0.43	1.79	1.74
After-tax amortization of core deposits and other intangible assets	0.02	0.01	0.07	0.05

Cash operating earnings	$0.49	$0.45	$1.86	$1.79

	Three months ended December 31,		Twelve months ended December 31,
Diluted EPS	2004	2003	2004	2003
Net income	$0.46	$0.45	$1.93	$1.73
After-tax earnings from discontinued operations	(0.00)	(0.02)	(0.19)	(0.04)
After-tax merger, integration and restructuring	0.00	—	0.03	0.03

Core operating earnings	0.46	0.43	1.77	1.72
After-tax amortization of core deposits and other intangible assets	0.02	0.01	0.07	0.05

Cash operating earnings	$0.48	$0.45	$1.84	$1.77

- end -

10

Fourth Quarter 2004

Supplemental Financial Information

January 25, 2005

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER STATEMENTS OF INCOME (unaudited)

(Dollars in thousands)

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Fully taxable equivalent interest income	$186,929	$179,675	$148,839	$149,872	$151,054

Interest income	$186,124	$178,772	$148,027	$149,021	$150,407
Interest expense	61,819	56,256	45,339	47,218	47,358

Net interest income	124,305	122,516	102,688	101,803	103,049
Provision for credit losses	11,615	8,360	11,020	6,665	9,975

Net interest income after provision for credit losses	112,690	114,156	91,668	95,138	93,074

Non-interest income
Trust services income	4,996	5,079	4,101	4,105	3,773
Service charges and fees on deposit accounts	13,395	13,820	11,107	9,642	10,182
Mortgage banking income	5,675	6,845	6,879	5,445	5,231
Brokerage and insurance commissions	13,358	14,703	13,451	14,308	11,233
Net securities gains (losses)	8,310	1,854	2,877	1,528	2,345
Other income	11,918	10,446	11,192	8,381	9,285

Total non-interest income	57,652	52,747	49,607	43,409	42,049

Non-interest expenses
Salaries and employee benefits	53,190	51,583	44,190	44,648	39,726
Occupancy and equipment expense	16,824	15,962	13,436	12,874	13,312
Merger, integration and restructuring expense	365	3,831	—	346	1,091
Other operating expenses	27,452	26,516	24,672	20,635	22,513

Total non-interest expense	97,831	97,892	82,298	78,503	76,642

Income from continuing operations before income taxes	72,511	69,011	58,977	60,044	58,481
Income taxes from continuing operations	23,612	22,863	18,776	20,092	18,896

Income from continuing operations	48,899	46,148	40,201	39,952	39,585

Income from discontinued operations, net of tax	430	—	—	18,725	1,881

Net income	$49,329	$46,148	$40,201	$58,677	$41,466

Core operating earnings	$49,136	$48,638	$40,201	$39,570	$40,294

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER PERFORMANCE RATIOS AND SHARE DATA

(Unaudited)

PERFORMANCE RATIOS

	2004				2003
ACTUAL	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.55%	13.21%	15.25%	22.77%	16.82%
Return on average assets	1.33	1.26	1.33	1.83	1.28

	2004				2003
CONTINUING OPERATIONS	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.43%	13.21%	15.25%	15.50%	16.05%
Return on average assets	1.32	1.26	1.33	1.33	1.31
Net interest rate spread (FTE)	3.37	3.43	3.41	3.42	3.45
Net interest rate margin (FTE)	3.68	3.69	3.69	3.68	3.70
Efficiency ratio	53.53	55.57	53.75	53.75	52.59

	2004				2003
CORE OPERATING *	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average equity	13.50%	13.92%	15.25%	15.36%	16.34%
Return on average assets	1.33	1.33	1.33	1.32	1.34
Efficiency ratio	53.33	53.39	53.75	53.51	51.84

	2004				2003
CASH OPERATING*	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Return on average tangible equity	21.64%	22.52%	20.09%	20.28%	21.44%
Return on average assets	1.44	1.44	1.40	1.39	1.40
Efficiency ratio	51.37	51.38	52.48	52.20	50.53

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER SHARE DATA

(Unaudited)

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Earnings per share from continuing operations
Basic	$0.46	$0.44	$0.43	$0.43	$0.43
Diluted	0.46	0.43	0.43	0.42	0.43

Earnings per share from discontinued operations
Basic	0.00	—	—	0.20	0.02
Diluted	0.00	—	—	0.20	0.02

Earnings per share
Basic	0.47	0.44	0.43	0.63	0.45
Diluted	0.46	0.43	0.43	0.62	0.45

Core operating earnings per share*
Basic	0.46	0.46	0.43	0.43	0.44
Diluted	0.46	0.46	0.43	0.42	0.43

Cash operating earnings per share*
Basic	0.49	0.48	0.44	0.44	0.45
Diluted	0.48	0.48	0.44	0.44	0.45

Cash dividend declared per common share	0.22	0.21	0.21	0.21	0.21

Book value per share	13.77	13.44	11.13	11.46	10.80

Average shares outstanding
Basic	105,922,000	105,479,000	93,322,000	92,957,000	92,019,000
Diluted	107,163,000	106,408,000	94,314,000	94,226,000	93,122,000

Book value calculation shares outstanding	106,838,511	105,372,832	93,420,000	93,063,000	92,459,000

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER AVERAGE BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Cash and due from banks	$244,726	$252,731	$198,246	$217,575	$202,720
Interest-earning deposits with banks	36,498	42,017	36,385	33,800	39,238
Federal funds sold	2,186	2,065	885	5,165	8,497
Loans held for sale	27,601	30,139	31,866	31,720	28,980
Securities available for sale	3,075,580	3,078,861	2,570,976	2,449,138	2,508,711
Total loans	10,400,806	10,139,711	8,631,914	8,660,549	8,546,675
Allowance for credit losses	(149,288)	(147,056)	(124,752)	(124,751)	(123,629)

Net loans	10,251,518	9,992,655	8,507,162	8,535,798	8,423,046
Premises and equipment	154,329	159,328	147,058	153,155	153,866
Goodwill and other intangibles	527,525	516,673	247,469	244,035	228,836
Assets of discontinued operations	—	—	—	864,779	837,579
Other assets	431,688	448,680	374,374	354,550	376,770

Total Assets	$14,751,651	$14,523,149	$12,114,421	$12,889,715	$12,808,243

Total interest-earning assets	$13,542,671	$13,292,793	$11,272,026	$11,180,372	$11,132,101

Non-interest-bearing deposits	$1,573,004	$1,508,074	$1,297,932	$1,228,468	$1,214,826
Interest-bearing deposits	8,724,960	8,704,452	7,517,853	7,448,158	7,427,640

Total deposits	10,297,964	10,212,526	8,815,785	8,676,626	8,642,466
Repos and federal funds purchased	944,788	867,547	788,596	988,628	917,789
Debt and FHLB advances	1,927,205	1,916,452	1,309,167	1,247,874	1,359,818
Liabilities of discontinued operations	—	—	—	811,805	787,410
Other liabilities	133,619	136,611	140,355	131,183	122,436
Shareholders’ equity	1,448,075	1,390,013	1,060,518	1,033,599	978,324

Total Liabilities and Shareholders’ Equity	$14,751,651	$14,523,149	$12,114,421	$12,889,715	$12,808,243

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER ACTUAL BALANCE SHEETS (Unaudited)

(Dollars in thousands)

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Cash and due from banks	$232,407	$238,820	$223,255	$200,783	$251,364
Interest-earning deposits with banks	32,919	30,118	27,100	29,051	22,808
Loans held for sale	9,433	31,107	15,834	57,650	28,062
Securities available for sale	3,091,813	3,118,884	2,541,687	2,613,816	2,511,369
Total loans	10,616,118	10,262,393	8,794,596	8,555,651	8,644,645
Allowance for credit losses	(151,389)	(147,479)	(125,661)	(125,043)	(124,943)

Net loans	10,464,729	10,114,914	8,668,935	8,430,608	8,519,702
Premises and equipment	155,466	154,252	145,315	152,621	153,285
Goodwill and other intangibles	546,932	520,221	246,586	243,356	237,014
Assets of discontinued operations	—	—	—	—	874,765
Other assets	410,724	434,816	373,171	365,506	348,609

Total Assets	$14,944,423	$14,643,132	$12,241,883	$12,093,391	$12,946,978

Total interest-earning assets	$13,750,283	$13,442,502	$11,379,217	$11,256,168	$11,206,884

Non-interest-bearing deposits	$1,592,510	$1,477,061	$1,297,942	$1,229,981	$1,233,272
Interest-bearing deposits	8,759,081	8,677,287	7,484,259	7,541,365	7,282,261

Total deposits	10,351,591	10,154,348	8,782,201	8,771,346	8,515,533
Repos and federal funds purchased	1,041,361	921,175	844,738	931,792	994,896
Debt and FHLB advances	1,924,840	1,989,806	1,436,707	1,156,419	1,476,564
Liabilities of discontinued operations	—	—	—	—	822,498
Other liabilities	155,676	161,388	138,029	167,677	138,911
Shareholders’ equity	1,470,955	1,416,415	1,040,208	1,066,157	998,576

Total Liabilities and Shareholders’ Equity	$14,944,423	$14,643,132	$12,241,883	$12,093,391	$12,946,978

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER LOAN TABLE (Unaudited)

(Dollars in thousands)

	2004				2003
ACTUAL	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Residential Mortgage	$1,110,943	$1,037,229	$905,249	$891,088	$905,007
Home Equity	1,728,599	1,658,344	1,266,508	1,176,581	1,140,310
Consumer	807,686	846,412	694,732	717,789	770,901
Commercial Real Estate	4,406,151	4,225,070	3,417,236	3,455,525	3,387,202
Commercial & Industrial	2,562,739	2,495,338	2,510,871	2,314,668	2,441,225

Total Loans	$10,616,118	$10,262,393	$8,794,596	$8,555,651	$8,644,645

Residential Mortgage	14%	10%	10%	10%	10%
Home Equity	16%	16%	14%	14%	13%
Consumer	8%	8%	8%	8%	9%
Commercial Real Estate	38%	42%	39%	41%	40%
Commercial & Industrial	24%	24%	29%	27%	28%

Total Loans	100%	100%	100%	100%	100%

	2004				2003
AVERAGES	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Residential Mortgage	$1,067,456	$1,058,878	$896,779	$897,703	$780,998
Home Equity	1,694,828	1,630,492	1,219,822	1,159,333	1,163,658
Consumer	826,807	865,205	710,848	751,371	778,355
Commercial Real Estate	4,281,441	4,071,301	3,523,316	3,483,465	3,440,354
Commercial & Industrial	2,530,274	2,513,835	2,281,149	2,368,677	2,383,310

Total Loans	$10,400,806	$10,139,711	$8,631,914	$8,660,549	$8,546,675

Residential Mortgage	10%	10%	10%	10%	9%
Home Equity	16%	16%	14%	13%	14%
Consumer	8%	9%	8%	9%	9%
Commercial Real Estate	42%	40%	42%	41%	40%
Commercial & Industrial	24%	25%	26%	27%	28%

Total Loans	100%	100%	100%	100%	100%

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

FIVE QUARTER FUNDING TABLE (Unaudited)

(Dollars in thousands)

	2004				2003
ACTUAL	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-interest-bearing demand deposits	$1,592,510	$1,477,061	$1,297,942	$1,229,981	$1,233,272
Interest-bearing demand deposits	325,751	389,986	238,646	257,931	223,096
Savings deposits	3,874,943	3,979,107	3,493,196	3,610,996	3,447,033
Time deposits	4,558,387	4,308,194	3,752,417	3,672,438	3,612,132

Total deposits	10,351,591	10,154,348	8,782,201	8,771,346	8,515,533

Short-term borrowings	1,041,361	921,175	844,738	931,792	994,896
Trust preferred securities	189,558	185,067	145,583	169,669	164,805
Debt and FHLB advances	1,735,282	1,804,739	1,291,123	986,751	1,311,759

Total funding sources	$13,317,792	$13,065,329	$11,063,645	$10,859,558	$10,986,210

	2004				2003
AVERAGE	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-interest-bearing demand deposits	$1,573,004	$1,508,074	$1,297,932	$1,228,468	$1,214,826
Interest-bearing demand deposits	362,352	353,368	239,174	238,777	262,812
Savings deposits	3,939,766	4,014,051	3,554,212	3,558,869	3,517,407
Time deposits	4,422,842	4,337,033	3,724,467	3,650,512	3,647,421

Total deposits	10,297,964	10,212,526	8,815,785	8,676,626	8,642,466

Short-term borrowings	944,788	867,547	788,596	988,628	917,789
Trust preferred securities	186,669	182,288	163,503	164,859	165,800
Debt and FHLB advances	1,740,535	1,734,164	1,145,664	1,083,015	1,194,018

Total funding sources	$13,169,955	$12,996,525	$10,913,548	$10,913,128	$10,920,073

Supplemental Financial Information - Fourth Quarter 2004

The following asset quality information does not include Sky Financial Solutions.

ASSET QUALITY DATA:

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-accrual loans	$143,207	$122,050	$95,674	$90,132	$81,979
Restructured loans	541	556	575	585	599

Total non-performing loans	143,748	122,606	96,249	90,717	82,578
Investment securities	11,705	11,705	—	—	—
Other real estate owned	10,055	11,924	10,766	10,775	10,441

Total non-performing assets	$165,508	$146,235	$107,015	$101,492	$93,019

Loans 90 days or more past due & still accruing	$16,243	$17,183	$12,841	$26,039	$13,841
Net charge-offs	9,864	8,106	10,402	6,565	9,330
Allowance for credit losses	151,389	147,479	125,661	125,043	124,943

ASSET QUALITY RATIOS:

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Non-accrual loans to total loans	1.35%	1.19%	1.09%	1.05%	0.95%
Non-performing loans to total loans	1.35	1.19	1.09	1.06	0.96
Non-performing assets to total assets	1.11	1.00	0.87	0.84	0.72
Loans 90 days or more past due and still accruing to total loans	0.15	0.17	0.15	0.30	0.16
Net charge-offs to average loans	0.38	0.32	0.48	0.30	0.43
Allowance for credit losses to non-performing loans	105.32	120.29	130.56	137.84	151.30
Allowance for credit losses to non-performing assets	91.47	100.85	117.42	123.20	134.32
Allowance for credit losses to total loans	1.43	1.44	1.43	1.46	1.45

Supplemental Financial Information - Fourth Quarter 2004

SKY FINANCIAL GROUP, INC.

*NON-GAAP DISCLOSURE RECONCILIATIONS

(Dollars in thousands)

Core operating earnings reflect net income adjusted to exclude the after-tax effect of discontinued operations, merger, integration and restructuring expenses that are not reflective of on-going operations or are not expected to recur. Cash operating earnings are core operating earnings adjusted to exclude the after-tax effect of amortizing core deposits and other intangibles. Management believes that both core operating earnings and cash operating earnings assist the investor in understanding the impact of merger, integration and restructuring expenses and amortization of intangibles on reported results.

Core operating earnings

The following reconciles GAAP income from continuing operations to core operating earnings for each of the five quarters presented in the tables:

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Income from continuing operations	$48,899	$46,148	$40,201	$39,952	$39,585

Merger, integration and restructuring expense	365	3,831	—	346	1,091
Tax effect	(128)	(1,341)	—	(121)	(382)

After-tax non-operating items	237	2,490	—	225	709

Core operating earnings	$49,136	$48,638	$40,201	$40,177	$40,294

Merger, integration and restructuring expense in 2004 reflect charges associated with the acquisition of Prospect Bancshares, Inc., Second Bancorp Inc. and the sale of Sky Financial Solutions, Inc. in the fourth, third and first quarters, respectively.

Merger, integration and restructuring expense in 2003 reflect the impact of charges for the acquisition GLB Bancorp, Inc. in the fourth quarter.

Core operating earnings is used as the numerator to calculate core operating return on average assets, core operating return on average equity and core operating earnings per share. Additionally, merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the core operating efficiency ratio disclosed in the tables. The comparable information on a GAAP basis is also provided in the tables.

Supplemental Financial Information - Fourth Quarter 2004

Cash operating earnings

The following reconciles core operating earnings to cash operating earnings for each of the five quarters presented in these tables:

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Core operating earnings	$49,136	$48,638	$40,201	$40,177	$40,294

Amortization of core deposits and other intangible assets	3,577	3,553	1,943	1,907	1,903
Tax effect	(1,252)	(1,244)	(680)	(667)	(666)

After-tax non-operating items	2,325	2,309	1,263	1,240	1,237

Cash operating earnings	$51,461	$50,947	$41,464	$41,417	$41,531

Cash operating earnings is used as the numerator to calculate the cash operating return on average tangible equity and the cash operating return on average tangible assets. The denominator of each ratio is adjusted to deduct the average balance of intangible assets during the period. Additionally, amortization of core deposits and other intangible assets and merger, integration and restructuring expenses are deducted from non-interest expense in the numerator of the cash operating efficiency ratio disclosed in the tables. The comparable GAAP information is also included in the tables.

Supplemental Financial Information - Fourth Quarter 2004

The following table reconciles average GAAP equity to average tangible equity for the twelve months ended December 31, 2004 and 2003, as well as for each of the period ends presented in the tables.

	December 31,
	2004	2003
Average GAAP equity	$1,234,067	$908,794

Goodwill	322,487	147,370
Core deposits and other intangibles	62,194	50,375
Deferred taxes	(21,768)	(17,631)

	362,913	180,114

Average tangible equity	$871,154	$728,680

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP equity	$1,448,075	$1,390,013	$1,060,518	$1,033,599	$978,324

Goodwill	454,488	440,734	198,414	193,561	174,660
Core deposits and other intangibles	73,037	75,939	49,056	50,474	54,176
Deferred taxes	(25,563)	(26,579)	(17,170)	(17,666)	(18,962)

	501,962	490,094	230,300	226,369	209,874

Average tangible equity	$946,113	$899,919	$830,218	$807,230	$768,450

The following table reconciles average GAAP assets to average tangible assets for the twelve months ended December 31, 2004 and 2003, as well as for each of the period ends presented in the tables.

	December 31,
	2004	2003
Average GAAP assets (excluding discontinued operations)	$13,360,556	$11,429,271

Goodwill	322,487	147,370
Core deposits and other intangibles	62,194	50,375
Deferred taxes	(21,768)	(17,631)

	362,913	180,114

Average tangible assets	$12,997,643	$11,249,157

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Average GAAP assets (excluding discontinued operations)	$14,751,651	$14,523,149	$12,114,421	$12,024,936	$11,970,664

Goodwill	454,488	440,734	198,414	193,561	174,660
Core deposits and other intangibles	73,037	75,939	49,056	50,474	54,176
Deferred taxes	(25,563)	(26,579)	(17,170)	(17,666)	(18,962)

	501,962	490,094	230,300	226,369	209,874

Average tangible assets	$14,249,689	$14,033,055	$11,884,121	$11,798,567	$11,760,790

Supplemental Financial Information - Fourth Quarter 2004

The following table reconciles GAAP earnings per share to core operating earnings per share and cash operating earnings per share:

Basic EPS	December 31,
	2004	2003
Net income	$1.95	$1.75
After-tax earnings from discontinued operations	(0.19)	(0.04)
After-tax merger, integration and restructuring	0.03	0.03

Core operating earnings	1.79	1.74
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.86	$1.79

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.47	$0.44	$0.43	$0.63	$0.45
After-tax earnings from discontinued operations	(0.00)	—	—	(0.20)	(0.02)
After-tax merger, integration and restructuring	0.00	0.02	—	—	—

Core operating earnings	0.46	0.46	0.43	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.01	0.01	0.01

Cash operating earnings	$0.49	$0.48	$0.44	$0.44	$0.45

Supplemental Financial Information - Fourth Quarter 2004

	December 31,
Diluted EPS	2004	2003
Net income	$1.93	$1.73
After-tax earnings from discontinued operations	(0.19)	(0.04)
After-tax merger, integration and restructuring	0.03	0.03

Core operating earnings	1.77	1.72
After-tax amortization of core deposits and other intangible assets	0.07	0.05

Cash operating earnings	$1.84	$1.77

	2004				2003
	4th qtr	3rd qtr	2nd qtr	1st qtr	4th qtr
Net income	$0.46	$0.43	$0.43	$0.62	$0.45
After-tax earnings from discontinued operations	(0.00)	—	—	(0.20)	(0.02)
After-tax merger, integration and restructuring	0.00	0.02		0.01	—

Core operating earnings	0.46	0.45	0.43	0.43	0.43
After-tax amortization of core deposits and other intangible assets	0.02	0.02	0.01	0.01	0.01

Cash operating earnings	$0.48	$0.47	$0.44	$0.44	$0.45

- end -

13